Exhibit 99.1

ASX Announcement

11 November 2022

Partial Redemption of 10.750% Senior Secured Notes due 2026

Following approval by Coronado Global Resources Inc. (“Coronado”, the “Company” ASX: CRN) to authorise its wholly owned subsidiary, Coronado Finance Pty Ltd (“CFPL”), to exercise its optional redemption rights to redeem U.S.$35,000,000, or 10%, of the original aggregate principal amount of its 10.750% Senior Secured Notes due 2026 (the “Notes”), CFPL has requested Wilmington Trust National Association, as trustee (the “Trustee”), under the indenture governing the Notes (the “Indenture”), to issue a notice of partial redemption to registered holders of the Notes.

The date fixed for the redemption of the Notes is 23 November 2022 U.S EDT (the “Redemption Date”). The Notes will be redeemed at a redemption price equal to 103% of the principal amount of the Notes, plus accrued and unpaid interest on the Notes to, but not including, the Redemption Date (the “Redemption Price”) in accordance with the terms of the Notes and the Indenture.

“The redemption of 10% of the Notes reinforces Coronado’s capital management strategy of maintaining a strong balance sheet. Today’s announced redemption will not only see us remain in a Net Cash position, but also further reduce our interest obligations,” said Group Chief Financial Officer Gerhard Ziems.

The Notes to be redeemed will be selected by the Trustee on a pro rata basis to the extent practicable or by lot and, in such manner that complies with the requirements of The Depository Trust Company. Interest on the portion of the Notes selected for redemption will cease to accrue on and after the Redemption Date.

Registered holders of the Notes will receive a notice of partial redemption, which includes additional information concerning the terms and conditions of the redemption. Beneficial holders with any questions about the redemption should contact their respective brokerage firm or financial institution. The foregoing does not constitute a notice of redemption with respect to any of the Notes.

This announcement was authorised for release by the Disclosure Committee of Coronado Global Resources Inc.

– Ends –

For further information please contact:

Investors	Media
Andrew Mooney	Helen McCombie
Vice President Investor Relations and Communications	Citadel Magnus
P: +61 458 666 639	P: +61 411 756 248
E: amooney@coronadoglobal.com	E: hmccombie@citadelmagnus.com

Coronado Global Resources Inc.	Level 33, Central Plaza One, 345 Queen Street
ARBN: 628 199 468	Brisbane QLD 4000

T: +61 7 3031 7777 | F: +61 7 3229 7402
www.coronadoglobal.com.au

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, concerning our business, operations, financial performance and condition, the coal, steel and other industries, the impact of the COVID-19 pandemic and related governmental and economic responses thereto, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may,” “could,” “believes,” “estimates,” “expects,” “intends,” “plans,” “anticipate,” “forecast,” “outlook,” “target,” “likely,” “considers” and other similar words. Any forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance, events or outcomes to differ materially from the results, performance, events or outcomes expressed or anticipated in these statements, many of which are beyond our control. Such forward-looking statements are based on an assessment of present economic and operating conditions on a number of best estimate assumptions regarding future events and actions. These factors are difficult to accurately predict and may be beyond our control. Factors that could affect our results, our announced plans, including our plan to issue dividends and distributions, or an investment in our securities include, but are not limited to: the prices we receive for our coal; uncertainty in global economic conditions, including the extent, duration and impact of the Russia and Ukraine war, as well as risks related to government actions with respect to trade agreements, treaties or policies; a decrease in the availability or increase in costs of key supplies, capital equipment or commodities, such as diesel fuel, steel, explosives and tires; the extensive forms of taxation that our mining operations are subject to, and future tax regulations and developments. For example, the recent amendments to the coal royalty regime announced by the Queensland state Government in Australia introducing additional higher tiers to the coal royalty rates applicable to our Australian Operations; severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges, due to future public health crisis (such as COVID-19) or otherwise, of one or more of our major customers, including customers in the steel industry, key suppliers/contractors, which among other adverse effects, could lead to reduced demand for our coal, increased difficulty collecting receivables and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; our ability to generate sufficient cash to service our indebtedness and other obligations; our indebtedness and ability to comply with the covenants and other undertakings under the agreements governing such indebtedness; our ability to collect payments from our customers depending on their creditworthiness, contractual performance or otherwise; the demand for steel products, which impacts the demand for our metallurgical, or Met, coals; risks inherent to mining operations could impact the amount of coal produced, cause delay or suspend coal deliveries, or increase the cost of operating our business; the loss of, or significant reduction in, purchases by our largest customers; risks unique to international mining and trading operations, including tariffs and other barriers to trade; unfavorable economic and financial market conditions; our ability to continue acquiring and developing coal reserves that are economically recoverable; uncertainties in estimating our economically recoverable coal reserves; transportation for our coal becoming unavailable or uneconomic for our customers; the risk that we may be required to pay for unused capacity pursuant to the terms of our take-or-pay arrangements with rail and port operators; our ability to retain key personnel and attract qualified personnel; any failure to maintain satisfactory labor relations; our ability to obtain, renew or maintain permits and consents necessary for our operations; potential costs or liability under applicable environmental laws and regulations, including with respect to any exposure to hazardous substances caused by our operations, as well as any environmental contamination our properties may have or our operations may cause; extensive regulation of our mining operations and future regulations and developments; our ability to provide appropriate financial assurances for our obligations under applicable laws and regulations; assumptions underlying our asset retirement obligations for reclamation and mine closures; concerns about the environmental impacts of coal combustion, including possible impacts on global climate issues, which could result in increased regulation of coal combustion and requirements to reduce greenhouse gas, or GHG, emissions in many jurisdictions, which could significantly affect demand for our products or our securities and reduced access to capital and insurance; any cyber-attacks or other security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us, our customers or other third parties; the risk that we may not recover our investments in our mining, exploration and other assets, which may require us to recognize impairment charges related to those assets; risks related to divestitures and acquisitions; and the risk that diversity in interpretation and application of accounting principles in the mining industry may impact our reported financial results.

We make many of our forward-looking statements based on our operating budgets and forecasts, which are based upon detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results.

For additional factors affecting the business of the Issuer and the Company, refer to Part I – Item IA, Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Part II – Item 1A. “Risk Factors” of our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, and September 30, 2022 and other filings filed by the Company with the U.S. Securities and Exchange Commission.

You are urged to carefully consider these risk factors.